Earnings (Loss) per Share (Policies)	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Earnings (loss) per share

Accounting policy:

The basic earnings (losses) per share are calculated by dividing the earnings (losses) attributable to the owners of ordinary shares, by the weighted average quantity of ordinary shares outstanding during the year.

The diluted earnings (losses) per share are calculated by dividing the earnings (losses) attributable to the owners of ordinary shares by the weighted average quantity of ordinary shares outstanding during the year summed to the weighted average quantity of ordinary shares that would be available on the conversion of all potential dilutive ordinary shares (restricted shares within the share-based payment plans).